Exhibit 10.22

AMENDMENT NO. 1

to

RECEIVABLES SALE AGREEMENT

Dated as of February 21, 2006

THIS AMENDMENT NO. 1 (this “Amendment”) is entered into as of February 21, 2006 by and among JABIL CIRCUIT, INC., a Delaware corporation (“Jabil”), JABIL CIRCUIT OF TEXAS, LP, a Florida limited partnership (“Jabil Texas”), JABIL GLOBAL SERVICES, INC., a Florida corporation (“Jabil Global Services,” together with Jabil and Jabil Texas and each other Subsidiary of Jabil which enters into a Joinder Agreement, each individually, an “Originator” and collectively, the “Originators”), and JABIL CIRCUIT FINANCIAL II, INC., a Delaware corporation (“Buyer”).

PRELIMINARY STATEMENTS

A. The Originators and Buyer are parties to that certain Receivables Sale Agreement dated as of February 25, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “RSA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RSA.

B. The Originators and Buyer have agreed to amend the RSA on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the RSA is hereby amended as follows:

(a) Section 4.1(b) of the RSA is hereby amended to delete clause (v) thereof in its entirety and replace it with the following:

(v) Manufacturing Subsidiaries. As soon as such Originator becomes aware thereof, notice of any action taken by any Manufacturing Subsidiary or any other Person to assert any claim against any property of Buyer, any Originator or any Manufacturing Subsidiary.

(b) Section 7.1 of the RSA is hereby amended to delete clause (xiii) thereof in its entirety and replace it with the following:

(xiii) the operations of any Manufacturing Subsidiary or the enforcement of the Agent’s and the Purchasers’ rights under any Estoppel Letter; and

(c) Exhibit I of the RSA is hereby further amended to delete the definition of “Change of Control” contained therein in its entirety and replace it with the following:

“Change of Control” means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of Jabil, (ii) Jabil shall cease to own, free and clear of all Adverse Claims, directly or indirectly, all of the outstanding partnership interests, membership interests, voting stock or other ownership interests, as applicable, in any Originator or Manufacturing Subsidiary or (iii) Jabil shall cease to own directly, free and clear of all Adverse Claims, all of the outstanding shares of voting stock of Buyer.

(d) Exhibit I of the RSA is hereby further amended to add the following definitions in the appropriate alphabetical order:

“Jabil Defense” means Jabil Defense and Aerospace Services, LLC, a Delaware limited liability company.

“Jabil Luxembourg” means Jabil Luxembourg Manufacturing S.à r.l., formed under the laws of Luxembourg as a private limited liability company

“Jabil Malaysia” means Jabil Circuit Sdn. Bhd. (Company No. 336537-M), a company incorporated under the laws of Malaysia, as a private company limited by shares.

“Jabil Reynosa II” means Jabil Circuit de Reynosa S. de R.L. de C.V., a corporation organized under the laws of México as a Sociedad de Responsabilidad Limitada de Capital Variable.

“Manufacturing Subsidiary” means each of Jabil Mexico, Jabil Chihuahua, Jabil Reynosa, Jabil Reynosa II, Jabil Malaysia, Jabil Luxembourg and any other Subsidiary of Jabil which the Agent approves in writing as a Manufacturing Subsidiary from time to time.

(e) Exhibit II of the RSA is hereby amended to add the following information at the end:

JABIL DEFENSE AND AEROSPACE SERVICES, LLC

Jurisdiction of Organization: Delaware

Places of Business:	10560 Dr. Martin Luther King Jr. Street North
St. Petersburg, FL 33716

2007-D Gandy Boulevard
St. Petersburg, FL 33702

495R Billerica Avenue
Billerica, MA 01862

Locations of Records: 10560 Dr. Martin Luther King Jr. Street North, St. Petersburg, FL 33716

Organizational Identification Number: 3819006

Federal Employer Identification Number: 201388225

Legal, Trade and Assumed Names: None

MALAYSIA

Jabil Circuit Sdn. Bhd.

Plot 56, Hilir Sungai Keluang 1

Bayan Lepas Industrial Park

Phase 4, 11900 Penang, Malaysia

REYNOSA

Reynosa Mexico

Blvd Montebello 737 Parque Industrial Colonial Cd.

Reynosa Tamps CP. 88787

REYNOSA II

Jabil Circuit de Reynosa S de RL de CV

Boulevard Montebello 737

Parque Industrial Colonial Cd.

Reynosa Mexico C.P. 88787

(f) Exhibit III of the RSA is hereby amended to add the following Collection Account information:

Collection Bank	Lockbox Address	Related Collection Account
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxx	xxxxxxxxx
JPMorgan Chase Bank, N.A.	xxxxxxxxxxxxx	xxxxxxxxx

Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon the latest to occur of (i) the date hereof, (ii) receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto and (iii) receipt by the Agent of each of the documents listed on Schedule I hereto.

Section 3. Covenants, Representations and Warranties of the Originators.

(a) Upon the effectiveness of this Amendment, each of the Originators hereby reaffirms all covenants, representations and warranties made by it in the RSA, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

(b) Each of the Originators hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Termination Event or a Potential Termination Event.

Section 4. Reference to and Effect on the RSA.

(a) Upon the effectiveness of this Amendment, each reference in the RSA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the RSA as amended hereby, and each reference to the RSA in any other document, instrument or agreement executed and/or delivered in connection with the RSA shall mean and be a reference to the RSA as amended hereby.

(b) Except as specifically amended hereby, the RSA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer or any of its assigns under the RSA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

JABIL CIRCUIT, INC.

By:	/s/ Forbes Alexander
Name:	Forbes Alexander
Title:	Chief Financial Officer

Address:	10560 Martin Luther King, Jr.
Street North St. Petersburg, FL 33716 Attn: Forbes Alexander, Treasurer
cc: General Counsel
Fax:	(727) 579-8529

JABIL CIRCUIT OF TEXAS, LP

By: Jabil Texas Holdings, LLC, its sole General Partner

By: Jabil Circuit, Inc. its sole Manager and Member

By:	/s/ Forbes Alexander
Name:	Forbes Alexander
Title:	Chief Financial Officer

Address:	10800 Roosevelt Blvd. St. Petersburg, FL 33716 Attn: Forbes Alexander cc: General Counsel
Fax:	(727) 579-8529

Signature Page to Amendment No. 1 to RSA

JABIL GLOBAL SERVICES, INC.

By:	/s/ Forbes Alexander
Name:	Forbes Alexander
Title:	Chief Financial Officer

Address:	10800 Roosevelt Blvd.
St. Petersburg, FL 33716 Attn: Forbes Alexander
cc: General Counsel
Fax:	(727) 579-8529

JABIL CIRCUIT FINANCIAL II, INC.

By:	/s/ Stephen Kerr
Name:	Stephen Kerr
Title:	Vice President

Address:	300 Delaware Avenue
Suite 12119
Wilmington, DE 19801
Attn: John Koach,
Assistant Treasurer
Fax:	(302) 654-7584

Signature Page to Amendment No. 1 to RSA